UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2026

Vertex Pharmaceuticals Incorporated
(Exact name of registrant as specified in its charter)

Massachusetts	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer
On March 27, 2026, the Board of Directors (the "Board") of Vertex Pharmaceuticals Incorporated (the "Company") approved the Vertex Pharmaceuticals Incorporated 2026 Stock and Option Plan (the "2026 Plan"), which replaces the Vertex Pharmaceuticals Incorporated 2013 Stock and Option Plan, subject to shareholder approval. A summary of the principal features of the Plan is set forth under Proposal No. 4 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2026 (the “Proxy Statement”), which description is incorporated herein by reference.
The Plan was approved by the Company's shareholders at the Company's annual meeting of the shareholders held on May 13, 2026 (the "Annual Meeting").
Item 5.07  Submission of Matters to a Vote of Security Holders
The Annual Meeting was held on May 13, 2026. Set forth below are the voting results for each of the proposals submitted to a vote of the Company's shareholders at the Annual Meeting:
Proposal No. 1: Based upon the following votes, the shareholders elected Sangeeta Bhatia, Lloyd Carney, Alan Garber, Reshma Kewalramani, Michel Lagarde, Jeffrey Leiden, Diana McKenzie, Bruce Sachs, Jennifer Schneider and Nancy Thornberry to serve as members of the Company's Board of Directors until the annual meeting of shareholders to be held in 2027:

	For	Against	Abstain	Non-Votes
Sangeeta Bhatia	221,280,173	1,624,141	93,322	10,337,217
Lloyd Carney	213,048,550	9,855,369	93,717	10,337,217
Alan Garber	219,396,452	3,506,604	94,580	10,337,217
Reshma Kewalramani	221,911,160	999,306	87,170	10,337,217
Michel Lagarde	220,336,343	2,566,485	94,808	10,337,217
Jeffrey Leiden	220,333,763	2,576,638	87,235	10,337,217
Diana McKenzie	221,316,590	1,590,047	90,999	10,337,217
Bruce Sachs	209,717,815	13,186,265	93,556	10,337,217
Jennifer Schneider	221,301,670	1,602,686	93,280	10,337,217
Nancy Thornberry	220,320,992	2,583,895	92,749	10,337,217
Proposal No. 2: Based upon the following votes, the shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026:

For	Against	Abstain	Non-Votes
223,514,070	9,597,395	223,388	0
Proposal No. 3: Based upon the following votes, the shareholders approved, on an advisory basis, the 2025 compensation program for the Company's named executive officers:

For	Against	Abstain	Non-Votes
207,918,843	14,522,776	556,017	10,337,217
Proposal No. 4: Based upon the following votes, the shareholders approved the Company's 2026 Stock and Option Plan.

For	Against	Abstain	Non-Votes
216,097,268	6,523,460	376,908	10,337,217
Proposal No. 5: Based upon the following votes, the shareholders approved a shareholder proposal regarding shareholder right to act by written consent:

For	Against	Abstain	Non-Votes
126,892,696	95,756,148	348,792	10,337,217

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: May 13, 2026	/s/ Joy Liu
Joy Liu
Executive Vice President, Chief Legal Officer